                              --------------------

                             QUESTIONS AND ANSWERS
                                 FOR EMPLOYEES
----------------------------------------------------------

  Q. AM I ELIGIBLE FOR A SEP-IRA?

  A. You are eligible to participate in your employer's SEP for a calendar year if (i) you have established an IRA into which contributions can be made, (ii) your employer has adopted a SEP-IRA arrangement, (iii) you are at least 21 years old, and (iv) you have performed services for your employer in at least three of the preceding five calendar years. Depending on the criteria selected by your employer, you might not be eligible to participate in your employer's SEP-IRA if
(i) you did not receive at least $400 (or other amount as adjusted by the Internal Revenue Service to reflect cost-of-living increases) in compensation from the employer in the calendar year, (ii) you are covered under a collective bargaining agreement for which retirement benefits were the subject of good faith bargaining, or (iii) you are a nonresident alien and you received no earned income from your employer from sources within the United States. Consult your employer's Form 5305-SEP to determine whether you are eligible to participate in its SEP-IRA.

  Q. HOW MUCH DOES MY EMPLOYER CONTRIBUTE?

  A. Generally, for 1998 and subsequent years, your employer may, but is not required to, contribute up to a maximum of 15% of your compensation for that year (not taking into account compensation in excess of $160,000) or $24,000, whichever is less, to your SEP-IRA. (However, if your employer makes contributions for you under any other qualified retirement plan, your employer's total contributions on your behalf to your SEP-IRA and such plans(s) generally may not exceed 25% of your compensation for that year or $30,000, whichever is less.) The $160,000, $24,000 and $30,000 limitations may be adjusted from time to time by the Internal Revenue Service to reflect increases in the cost of living.

  Q. HOW MUCH CAN I CONTRIBUTE?

  A. Since you have an IRA into which your employer's SEP-IRA contributions are made, you may contribute to that IRA. The same rules apply to your SEP-IRA contributions as for a regular IRA. You can contribute up to the lesser of $2,000 or 100% of compensation per year to your SEP-IRA (or up to the lesser of $4,000 or 100% of compensation to your SEP-IRA and a spousal IRA established on behalf of your spouse, provided no more than $2,000 is contributed to each). The deductibility of your SEP-IRA contribution generally depends on whether you (or your spouse) are an active participant in an employer's retirement plan and on your (or your and your spouse's) adjusted gross income for the year. You will be treated as an active participant for any year in which your employer makes a contribution to your SEP-IRA, and if your adjusted gross income exceeds certain levels, the amount of your IRA contribution that is deductible is phased down and ultimately eliminated. (See Section 6 of the Disclosure Statement for further details.)

  Q. ARE THE EMPLOYER'S CONTRIBUTIONS TO MY SEP-IRA TAXABLE?

  A. Amounts contributed by your employer to your SEP-IRA, to the extent not in excess of the applicable limitations, are not subject to federal income tax at the time they are contributed nor taken into account for purposes of social security, medicare, railroad retirement, and unemployment taxes. Employer contributions, as well as deductible contributions by you, and earnings on these contributions to your SEP-IRA are not taxed until distributed.

[LOGO]

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

  Q. WHEN CAN I WITHDRAW MONEY FROM MY SEP-IRA?

  A. You can withdraw all or part of your money at any time, but ordinary federal (and, in most cases, state or local) income taxes will be due on withdrawals of contributions (other than your non-deductible contributions) and earnings from your SEP-IRA in the year the withdrawals are made. In addition, if you withdraw money prior to reaching age 59 1/2, you may be subject to a 10% federal penalty on early withdrawals. Under current law, you must begin withdrawing money by April 1 following the year in which you reach age 70 1/2.

  Q. CAN I CONSOLIDATE MY SEP-IRA ASSETS WITH MY OTHER IRA ASSETS?

  A. You may transfer your SEP-IRA assets to any other IRA at any time.

  Q. WHAT IS THE DIFFERENCE BETWEEN A SEP-IRA TRANSFER AND A SEP-IRA ROLLOVER?

  A. A SEP-IRA transfer moves your IRA assets directly from one financial institution to another. You may, for instance, consolidate your SEP-IRA at GT Global, Inc. ("GT Global") by transferring SEP-IRA assets from a bank, trust company, insurance company or mutual fund to your SEP-IRA or to another IRA at GT Global; your current custodian will liquidate your SEP-IRA assets (if not currently held in GT Global Funds) and send the check directly to GT Global.

  A SEP-IRA rollover reinvests SEP-IRA assets distributed to you. With a rollover you can take receipt of your SEP-IRA assets for up to 60 days before reinvesting them in another SEP-IRA or another IRA. (Please note that you must reinvest your SEP-IRA assets within 60 days to maintain their tax-deferred status.) You may do only one rollover in any 12-month period. There is no restriction on the number of SEP-IRA transfers you may effect in a year.

  Q. WHAT FORMS OR REPORTS DO I FILE FOR MY SEP-IRA CONTRIBUTIONS?

  A. Your deductible SEP-IRA contributions are reported on your Form 1040. You must report your nondeductible SEP-IRA contributions on Form 8606 and file it with the Internal Revenue Service along with your Form 1040 for the year. If you are subject to a penalty tax for excess contributions or early distributions, you may also have to file Form 5329 with your Form 1040.

  Q. WHAT FORMS OR REPORTS DOES MY EMPLOYER FILE FOR MY SEP-IRA?
  A. Your employer need not file annual information returns (such as Form 5500) with the Internal Revenue Service if the employer has established the SEP using Form 5305-SEP and given you a copy of the completed Form 5305-SEP. Employer contributions that are within the applicable limits are not reported on Form W-2.

  Q. WHAT REPORTS WILL I RECEIVE FROM
GT GLOBAL?

  A. Prior to January 31 of each year, GT Global will provide you with a statement showing your SEP-IRA account balance as of December 31st of the previous year and your SEP-IRA account activity for that previous year. You will also receive by January 31 of each year a copy of Form 1099-R filed with the Internal Revenue Service showing distributions made from your SEP-IRA during the previous year. In addition, GT Global will send you a copy of Form 5498 that reports to the Internal Revenue Service any contributions that you make to your SEP-IRA between January 1 of the previous year and April 15 of the current year, as well as the account's value on December 31.

  Q. CAN I PARTICIPATE IN MY EMPLOYER'S
SAR-SEP?

  A. You may be eligible to participate in your employer's SAR-SEP if it was established prior to 1997 (no new SAR-SEP could be established after 1996). The eligibility requirements for a SAR-SEP generally are the same as for a SEP-IRA (see the first question above). Consult your employer's form 5305A-SEP or other SAR-SEP documents to determine whether you are eligible to participate in its SAR-SEP.

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

  If you are eligible, in general you may contribute up to $10,000 or 15% of your compensation (not taking into account compensation in excess of $160,000), whichever is less, through elective deferrals each year. However, your elective deferrals plus any SEP-IRA contributions from your employer may not exceed 15% of your compensation or $30,000, whichever is less. Special rules may apply to limit your SAR-SEP deferral contribution if you are a "highly compensated employee" or more than half of the company's eligible employees choose not to make elective deferrals. Your elective deferrals are not subject to income tax when contributed, although they are treated as wages for purposes of social security, medicare, railroad retirement and unemployment taxes.

           ----------------------------------------------------------
                             QUESTIONS AND ANSWERS
                                 FOR EMPLOYERS
----------------------------------------------------------

  Q. AM I ELIGIBLE TO ESTABLISH A SEP-IRA FOR MY EMPLOYEES?

  A. Yes. Generally, you may use the enclosed Form 5305-SEP to establish the SEP if (i) you do not currently maintain any other qualified retirement or did not previously maintain a defined benefit plan, (ii) you do not use the services of leased employees, (iii) you are not a member of an affiliated service group or controlled group (if you are, then all eligible employees of the members of the group must participate in the SEP), and (iv) each eligible employee has established an IRA into which SEP contributions can be made.

  Q. WHAT EMPLOYEES MUST BE COVERED?

  A. At a minimum, any employee is eligible to participate who (i) has established an IRA into which contributions can be made, (ii) is at least 21 years old, and (iii) has performed services for you in at least three of the preceding five calendar years. You may choose to make all your employees eligible or expand the group of eligible employees by reducing the minimum age or service necessary, or both. You may exclude any employee who does not have at least $400 (or such amount as adjusted by the Internal Revenue Service) in compensation from you for the year, is covered by a collective bargaining agreement for which retirement benefits were the subject of good faith bargaining between you and the employee's union, or is a nonresident alien and receives no United States-source earned income from you.

  Q. HOW MUCH CAN AN EMPLOYEE CONTRIBUTE?

  A. An employee makes no contributions under the SEP. An employee may, however, contribute to his or her IRA, subject to applicable limits.

  Q. HOW MUCH DOES THE EMPLOYER CONTRIBUTE?

  A. Generally, for 1998 and subsequent years, the employer may, but is not required to, contribute up to a maximum of 15% of each employee's compensation for that year (not taking into account compensation in excess of $160,000) or $24,000, whichever is less, to his or her SEP-IRA. (However, if you make contributions for an employee under any other qualified retirement plan, the total contributions on that employee's behalf to the employee's SEP-IRA and such plans(s) generally may not exceed 25% of the employee's compensation for that year or $30,000, whichever is less.) The $160,000, $24,000 and $30,000 limitations may be adjusted from time to time by the Internal Revenue Service to reflect increases in the cost of living. Form 5305-SEP requires that your contributions be a uniform percentage of each eligible employee's compensation.

  Q. ARE MY CONTRIBUTIONS DEDUCTIBLE?

  A. As an employer, your contributions are deductible for federal income tax purposes in your tax year including the end of the calendar year for which they are made. Contributions are treated as made for a particular tax year if they

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

are made for that year and paid by the due date (including extensions) of your federal income tax return for that year.

  Q. ARE THE EMPLOYER'S SEP-IRA CONTRIBUTIONS TAXABLE?

  A. Subject to the applicable limits, all employer contributions to an employee's SEP-IRA are made on a "pre-tax" basis and not taxed until distributed.

  Q. WHEN CAN AN EMPLOYEE WITHDRAW MONEY FROM HIS OR HER SEP-IRA?

  A. An employee can withdraw all or part of his or her money at any time, but ordinary federal (and, in most cases, state or local) income taxes will be due on withdrawals of contributions (other than the employee's non-deductible contributions) and earnings from the SEP-IRA in the year the withdrawals are made. In addition, if an employee withdraws money prior to reaching age 59 1/2, he or she may be subject to a 10% federal penalty on early withdrawals. After age 59 1/2, an employee may withdraw money from his or her IRA without penalty. Under current law, an employee must begin withdrawing money by April 1 following the year in which he or she reaches age 70 1/2.

  An employee may transfer his or her SEP-IRA assets to another SEP-IRA or to any other IRA.

  Q. WHAT FORMS OR REPORTS DOES AN EMPLOYER FILE FOR A SEP-IRA PLAN?

  A. If you use Form 5305-SEP to establish the SEP and give a completed copy to each eligible employee, you do not have to file any annual information returns (such as Form 5500). Your SEP-IRA contributions are not reported on Form W-2.

                                    -------

                            ------------------------

                                     [LOGO]

      GT GLOBAL SIMPLIFIED EMPLOYEE PENSION INDIVIDUAL RETIREMENT ACCOUNT
                      DISCLOSURE STATEMENT AND APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------
1. GENERAL
--------------------------------------------

  Internal Revenue Service Regulations require that you be given this Disclosure Statement for the purpose of informing you of the restrictions and limitations on how you may use a Simplified Employee Pension Individual Retirement Account (SEP-IRA). Please read this Disclosure Statement together with the Custodial Agreement and the prospectus(es) for the GT Global Fund(s) in which you are investing. The provisions of the Custodial Agreement and prospectus(es) must prevail over this statement in any instance where the statement is incomplete or appears to be in conflict.

--------------------------------------------
2. IRREVOCABILITY OF ACCOUNT
--------------------------------------------

  The Internal Revenue Service requires that you receive this disclosure statement at least 7 days prior to the establishment of your SEP-IRA. Because of this requirement, your application will not be accepted by the Custodian until at least 7 days after the date you received this disclosure statement, as indicated by you in the IRA Custodial Agreement. Prior to such acceptance, you may receive back the entire amount that you have contributed, without reduction for fees or other expenses. You may request that your contribution be returned to you by writing to GT Global Investor Services, Inc. (agent for the Custodian), P.O. Box 7345, San Francisco, CA 94120-7345 or by calling GT Global Investor Services, Inc. toll free at (800) 223-2138 within 7 days of the date you have signed the Custodial Agreement. All telephone requests must be confirmed in writing. Once your application for a GT Global SEP-IRA is accepted by the Custodian, it cannot be revoked by you.

--------------------------------------------
3. ELIGIBLE EMPLOYEE
--------------------------------------------

  You are eligible to participate in a GT Global SEP-IRA if (i) your employer has adopted a SEP-IRA arrangement by using Form 5305-SEP and (ii) you are designated by your employer as an "eligible employee." You must also establish an IRA into which your employer's contributions can be made.

  Generally, you are an "eligible employee" and must be allowed to participate for any year in which you (i) are at least 21 years old and (ii) have performed services for your employer in at least three of the immediately preceding five calendar years. However, you may be excluded from participation in any year if you (i) did not receive at least $400 in compensation from the employer for the calendar year (an amount that is adjusted from time to time to reflect increases in the cost of living), (ii) are covered under a collective bargaining agreement for which retirement benefits were the subject of good faith bargaining, or
(iii) are a nonresident alien receiving no United States-sourced earned income from your employer. Consult your employer's Form 5305-SEP to determine whether you are eligible to participate in its SEP-IRA.

--------------------------------------------
4. YOUR IRA ACCOUNT
--------------------------------------------

  A SEP-IRA is a combination of a simplified employer pension (SEP) and an individual retirement account (IRA). Under the SEP, your employer (or you, if you are self-employed) may make contributions to an individual retirement account (IRA) for your retirement. Your IRA is a trust or custodial account created or organized in the United States for your exclusive benefit or for the benefit of your beneficiaries. The IRA must be created by written instrument that meets the following requirements:

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

  (1) The trustee or custodian must be a bank, federally insured credit union, savings and loan association, or (under federal regulations) another person eligible to act as trustee or custodian;

  (2) Except for rollovers, transfers and employer contributions, under applicable law, the trustee or custodian will not accept employee contributions of more than $2,000 in any tax year. You may make rollover and transfer contributions in amounts greater than $2,000. Employer contributions may also be made to your SEP-IRA. Both employee and employer contributions to your SEP-IRA are subject to the limitations described below. All contributions must be in cash.

  (3) Your interest in the SEP-IRA is nonforfeitable; that is, it is fully vested at all times;

  (4) No part of the trust or custodial funds may be invested in life insurance contracts or certain collectibles nor may the assets be commingled with other property except in a common trust fund or common investment fund; and

  (5) Your interest in the SEP-IRA must begin to be distributed by April 1 of the year following the year in which you reach age 70(1)/(2). The distribution may be made in a single sum, or you may receive periodic distributions, starting by April 1 of the year following the year in which you reach age 70(1)/(2), so long as your entire interest in the custodial account is distributed over one of the following periods:

      (a) Your life;

      (b) The joint lives of you and your designated beneficiary;

      (c) A specific period not extending beyond your life expectancy; or

      (d) A specific period not extending beyond the life expectancy of you and your designated beneficiary.

  If the amount distributed is less than the minimum amount required to be distributed to you under the Internal Revenue Code, an excise tax will be imposed on you in an amount equal to 50% of the excess of the amount required to be distributed to you over the amount you actually receive.

  (6) If you die after distributions have begun, your beneficiary must receive the remaining payments at least as rapidly as under the method of distribution being used on the date of your death. If you die before distributions have begun or if your surviving spouse dies before distributions have begun, any interest remaining must, by December 31 of the calendar year which contains the fifth anniversary of your death or the death of your surviving spouse, be distributed in a single sum. If your (or your surviving spouse's) designated beneficiary wishes to receive an immediate annuity which provides for payments over the beneficiary's life or over a specific period not exceeding the beneficiary's life expectancy, the beneficiary must elect to receive such payments by December 31 following the calendar year of your death. Such payments also must begin by that date. If your designated beneficiary is your spouse, annuity payments need not commence until December 31 of the year you would have attained 70(1)/(2). This annuity contract will not allow one's life expectancy to be recalculated. The election will also apply to beneficiaries who make additional contributions or rollovers in their own names to the IRA. An amount is not distributed if it is rolled over into an Individual Retirement Account, annuity, or retirement bond for the benefit of the beneficiary.

  (7) If your surviving spouse is your designated beneficiary, your SEP-IRA assets may be rolled over into his or her own IRA (whether or not a SEP-IRA). No rollover from your IRA is available for a beneficiary other than your surviving spouse, and such non-spouse beneficiary must take the IRA assets in the form of a taxable distribution.

  If you maintain an IRA other than the IRA(s) into which your employer's SEP contributions are made, that IRA may provide different rates of return and different terms concerning, among other things, transfers and withdrawal of funds from the IRA.

--------------------------------------------
5. EMPLOYER CONTRIBUTIONS
--------------------------------------------

  Generally, your employer (or you, if you are self-employed) may, but is not required to, contribute to your SEP-IRA up to a maximum of 15% of your compensation for that calendar year or $24,000, whichever is less. You and your employer must ensure that contributions in excess of general IRA limits are made under a valid SEP and are proper. The total contributions by your employer on your behalf to your

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

SEP-IRA and any other qualified retirement plan may not exceed 25% of your compensation for that calendar year or $30,000, whichever is less.

  Form 5305-SEP requires your employer to make contributions to the SEP-IRAs of its eligible employees in amounts that are a uniform percentage of each eligible employee's compensation. For purposes of determining the amount of your employer's contribution, your employer may not take into account any compensation that you earn in excess of $160,000. Your compensation does not include your employer's contribution to your SEP-IRA.

  Your employer's contributions to your SEP-IRA, to the extent not in excess of the maximum contributions described above, are not included in your gross income in the year of contribution for federal income tax purposes or for purposes of federal social security and unemployment taxes. Employer contributions and earnings on those contributions are not taxed until distributed, as described in
Section 10 below.

--------------------------------------------
6. EMPLOYEE CONTRIBUTIONS
--------------------------------------------

ELIGIBILITY

  If neither you nor your spouse is an active participant (see A. below), you may make a contribution of up to the lesser of $2,000 (or $4,000 in the case of a SEP-IRA and a Spousal IRA) or 100% of compensation and take a deduction for the entire amount contributed. If you or your spouse (in most cases) are an active participant but have an adjusted gross income (AGI) below a certain level (see B. below), you may make a fully deductible contribution as under current law. If, however, you or your spouse (in most cases) is an active participant and your combined AGI is above the specified level, the amount of the deductible contribution you may make to a SEP-IRA is phased down and eventually eliminated.

A. ACTIVE PARTICIPANT. You are an "active participant" for a year if you are covered by a retirement plan. Generally, you are covered by a "retirement plan" for a year if your employer or union has a retirement plan under which money is added to your account or you are eligible to earn retirement credits. For example, if you are covered under a profit-sharing plan, certain government plans, a salary reduction arrangement (such as a tax sheltered annuity arrangement or a 401(k) plan), or a plan which promises you a retirement benefit which is based upon the number of years of service you have with the employer (a "defined benefit plan"), you are likely to be an active participant. Your Form W-2 for the year should indicate your participation status. If you are eligible to participate in your employer's SEP-IRA, you will be deemed to be an active participant for any year in which your employer makes a contribution to your SEP-IRA.

  You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans you may be an active participant even if you were only with the employer for part of the year. You will be deemed an active participant in your employer's defined benefit plan even if you do not make required contributions and even if you elect not to participate or waive participation. In other plans, however, you will not be deemed an active participant if you elect not to participate.

  You are generally not considered an active participant if you are covered in a government-sponsored plan only because of your services as 1) an Armed Forces Reservist, for less than 91 days of active service, or 2) a volunteer firefighter covered for firefighting service. Of course, if you are covered in any other plan, these exceptions do not apply.

  If you are married but file a separate return, your spouse's active participation affects your ability to make deductible contributions for 1997 if you lived together for any part of the year. For 1998, your combined AGI will also affect your ability to make deductible contributions in this situation. If you lived apart from your spouse for the entire year and you file a separate return, you are treated as unmarried for purposes of your SEP-IRA deductions and thus your spouse's active participation does not affect your ability to make deductible contributions.

B. MODIFIED ADJUSTED GROSS INCOME (AGI). If you are an active participant, you must look at your Adjusted Gross Income for the year (if you and your spouse file a joint tax return, you use your combined AGI) to determine whether you can make deductible SEP-IRA contributions.

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

Your tax return will show you how to calculate your AGI which, for purposes of determining the deductible amount of your SEP-IRA contribution, is calculated without taking into account any SEP-IRA deduction, any foreign earned income or foreign housing exclusion or any excludable series EE savings bond interest. If you are at or below a certain AGI level, called the Threshold Level, you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

  If you are single (or if you are married, filed separately and lived apart from your spouse during the entire year), your Threshold Level is $25,000 for 1997 and $30,000 for 1998. The Threshold Level if you are married and file a joint tax return is $40,000 for 1997 and $50,000 for 1998, and if you are married but file a separate tax return, the Threshold Level is $0. For 1998, if you are married and not an active participant but your spouse is, your Threshold Level is $150,000.

  If your AGI is $10,000 or more above your Threshold Level and you are an active participant, you will not be able to deduct any of your contributions to your SEP-IRA. If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI-Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 (or $4,000 for a Spousal IRA). You can calculate your Deduction Limit as follows:

 $10,000-EXCESS AGI                    MAXIMUM
-------------------       X      ALLOWABLE DEDUCTION      =      DEDUCTION LIMIT
      $10,000

  You must round up the result to the next highest $10 level (the next highest number which ends in zero). For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above zero, your Deduction Limit is $200. Your Deduction Limit cannot, in any event, exceed 100% of your compensation.

  EXAMPLE 1: Ms. Smith, a single person, is an active participant and has an AGI of $36,619. She calculates her deductible SEP-IRA contribution for 1998 as follows:

  HER AGI IS $36,619.
   HER THRESHOLD LEVEL IS $30,000.
   HER  EXCESS AGI IS (AGI-THRESHOLD LEVEL) OR
    ($36,619-$30,000) = $6,619.
   HER MAXIMUM ALLOWABLE DEDUCTION IS $2,000.
   SO, HER SEP-IRA DEDUCTION LIMIT FOR 1998 IS:

 $10,000-$6,619
---------------       X       $2,000        =      $676 (ROUNDED TO $680)
    $10,000

  EXAMPLE 2: For 1997 Mr. and Mrs. Young file a joint tax return. Each spouse earns more than $2,000, and Mrs. Young is an active participant. They have a combined AGI of $44,255. They may each contribute to an IRA or SEP-IRA for 1997 and calculate their deductible contributions to each IRA as follows:

  THEIR AGI IS $44,255.
   THEIR THRESHOLD LEVEL IS $40,000.
   THEIR EXCESS AGI IS (AGI-THRESHOLD LEVEL) OR
    ($44,255-$40,000) = $4,255.
   THE MAXIMUM ALLOWABLE DEDUCTION FOR EACH SPOUSE IS
    $2,000.
  SO, EACH SPOUSE MAY COMPUTE HIS OR HER IRA DEDUCTION
    LIMIT FOR 1997 AS FOLLOWS:

 $10,000-$4,255
---------------       X       $2,000        =         $1,149 (ROUNDED TO
    $10,000                                                 $1,150)

  EXAMPLE 3: If, in example 2, Mr. Young did not earn any compensation, or elected to be treated as earning no compensation, for 1997 Mrs. Young could establish a Spousal IRA (consisting of an account for herself and one for her husband). The amount of deductible contributions for 1997 which could be made to the SEP-IRA and the Spousal IRA is calculated using a Maximum Allowable Deduction of $4,000 rather than $2,000.

 $10,000-$4,255
---------------       X       $4,000        =         $2,298 (ROUNDED TO
    $10,000                                                 $2,300)

  The $2,300 must then be divided between the two accounts but no more than $2,000 may be contributed to either the SEP-IRA or the Spousal IRA.

  EXAMPLE 4: In 1998, Mr. and Mrs. Young file a joint return. Mrs. Young is an active participant, and Mr. Young is not. They have a

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

combined AGI of $55,000. They may each contribute to an IRA for 1998 and calculate their deductible contributions to each IRA as follows:

  THEIR AGI IS $55,000.
   SINCE THIS IS LESS THAN $150,000, MR. YOUNG IS NOT
    AFFECTED BY MRS. YOUNG'S ACTIVE PARTICIPANT STATUS.
   HIS ALLOWABLE DEDUCTION FOR 1998 IS $2,000.
   MRS. YOUNG'S THRESHOLD LEVEL IS $50,000.
   HER EXCESS AGI IS (AGI-THRESHOLD LEVEL) OR
    ($55,000-50,000) = $5,000.
   THE MAXIMUM ALLOWABLE DEDUCTION FOR EACH SPOUSE IS
    $2,000.
   MRS. YOUNG'S IRA DEDUCTION LIMIT FOR 1998 IS:

 $10,000-$5,000
---------------   X $2,000 = $1,000
    $10,000

  EXAMPLE 5: For 1997, Mr. Jones, a married person, files a separate tax return and lived with Mrs. Jones during the year and is an active participant. He has $1,500 of compensation and wishes to make a deductible contribution to a SEP-IRA.

  HIS AGI IS $1,500.
   HIS THRESHOLD LEVEL IS $0.
   HIS EXCESS AGI IS (AGI-THRESHOLD LEVEL) OR
    ($1,500-$0) = $1,500.
   HIS MAXIMUM ALLOWABLE DEDUCTION IS $2,000.
   SO, HIS SEP-IRA DEDUCTION LIMIT FOR 1997 IS:

 $10,000-$1,500
---------------   X $2,000 = $1,700
    $10,000

  Even through his SEP-IRA deduction limit under the formula is $1,700, Mr. Jones may not deduct an amount in excess of his compensation, so, his actual deduction is limited to $1,500.

  As an alternative, you may determine your Deduction Limit by consulting the Table found in IRS Publication 590.

  NOTE: Check to see if the Publication has been updated to reflect the increased Threshold Levels and other changes for 1998 resulting from the Taxpayer Relief Act of 1997.

SPOUSAL IRAS

  As noted in Example 3 above, you may contribute to a Spousal IRA even if your spouse has earned some compensation during the year. Provided your spouse does not make a contribution to an IRA, you may set up a Spousal IRA consisting of an account for your spouse as well as an account for yourself. The maximum deductible amount for the Spousal IRA is the lesser of $4,000 or 100% of compensation.

NONDEDUCTIBLE CONTRIBUTIONS TO SEP-IRAS

  Even if you are above the Threshold Level and thus may not make a deductible contribution of $2,000 ($4,000 with a Spousal IRA), you may still contribute up to the lesser of 100% of compensation or $2,000 to a SEP-IRA ($4,000 with a Spousal IRA). The amount of your contribution which is not deductible will be a nondeductible contribution to the SEP-IRA. You may also choose to make a contribution nondeductible even if you could have deducted part or all of the contribution. Interest or other earnings on your SEP-IRA contribution whether from deductible or nondeductible contributions will not be taxed until taken out of your SEP-IRA and distributed to you.

  If you make a nondeductible contribution to a SEP-IRA you must report the amount of the nondeductible contribution to the IRS as a part of your tax return for the year.

  You may make a $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to know how much will be deductible. When you fill out your tax return you may then figure out how much is deductible.

  You may withdraw a SEP-IRA contribution made for a year any time before April 15 of the following year. If you do so, you must also withdraw the earnings attributable to that portion and report the earnings as income for the year for which the contribution was made. If some portion of your contribution is not deductible, you may decide either to withdraw the nondeductible amount, or to leave it in the SEP-IRA and designate that portion as a nondeductible contribution on your tax return.

SEP-IRA DISTRIBUTIONS

  Because nondeductible SEP-IRA contributions are made using income which has already been taxed (that is, they are not deductible contributions), the portion of the SEP-IRA distributions consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible SEP-IRA contributions, each distribution from your SEP-IRA will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

  Thus, you may not take a distribution which is entirely tax-free if you have made any deductible contributions. The following formula is used to determine the nontaxable portion of your distributions for a taxable year:

        REMAINING
      NONDEDUCTIBLE                        TOTAL                  NONTAXABLE
      CONTRIBUTIONS                    DISTRIBUTIONS             DISTRIBUTIONS
--------------------------      X        (FOR THE         =        (FOR THE
    YEAR-END TOTAL IRA                     YEAR)                    YEAR)
     ACCOUNT BALANCES

  To figure the year-end total IRA account balance you treat all of your IRAs as a single IRA. This includes all regular IRAs, as well as SEP-IRAs, SIMPLE IRAs and Rollover IRAs. You also add back the distributions taken during the year.

  EXAMPLE: An individual makes the following contributions to his or her IRAs and SEP-IRAs:

  YEAR     DEDUCTIBLE   NONDEDUCTIBLE
---------  -----------  --------------
1993        $   2,000
1994            1,800
1995            1,000     $    1,000
1996              600          1,400
           -----------       -------
            $   5,400     $    2,400

Deductible Contributions:     $   5,400
Nondeductible Contributions:      2,400
Earnings on IRAs and
SEP-IRAs:                         1,200
                              ---------
Total Account Balance of IRAs
and SEP-IRAs as of 12/31/96:    $9,000
(including distributions in 1996)

  In 1997, the individual takes a distribution of $3,000. The total account balance in the IRAs and SEP-IRAs on 12/31/96, plus 1997 distributions, is $9,000. The nontaxable portion of the distributions for 1997 is figured as follows:

TOTAL NONDEDUCTIBLE CONTRIBUTIONS $2,400
TOTAL ACCOUNT BALANCE IN THE      ------     X          $3,000 = $800
  IRAS AND SEP-IRAS PLUS          $   9,000
  DISTRIBUTIONS

  Thus, $800 of the $3,000 distribution in 1997 will not be included in the individual's taxable income. The remaining $2,200 will be taxable for 1997.

SALARY REDUCTION CONTRIBUTIONS

  Generally, if your SEP-IRA is used as part of a salary reduction SEP (a SAR-SEP) established before 1997, you may elect to reduce your annual compensation, up to a maximum of $10,000 or 15% of compensation (not taking into account compensation in excess of $160,000), whichever is less, and contribute that amount to your SEP-IRA. If your employer also contributes to your SEP-IRA, these contributions plus your elective deferrals may not exceed 15% of your compensation (not taking into account compensation in excess of $160,000) or $30,000, whichever is less.

--------------------------------------------
7. TAX-FREE TRANSFER CONTRIBUTIONS
--------------------------------------------

  Transfers allow you to transfer IRA assets directly from one IRA trustee or custodian to another on a tax-free basis. If you already have an IRA with another trustee or custodian, you may direct that trustee or custodian to transfer your IRA assets to your GT Global SEP-IRA without tax consequences, in accordance with the rules of your existing account. You may not take a deduction for the amount. To authorize the GT Global SEP-IRA Custodian to arrange a direct transfer from your existing IRA, please complete the attached IRA Transfer Authorization as well as the SEP-IRA Application.

--------------------------------------------
8. TAX-FREE ROLLOVER CONTRIBUTIONS
--------------------------------------------

  Rollover contributions permit you to contribute amounts you are eligible to, or actually, receive from one retirement program to another without incurring any income tax liability. The source of a rollover contribution to an IRA or SEP-IRA is typically either a distribution from a qualified retirement plan, a tax-sheltered 403(b) annuity or custodial account, or another IRA or SEP-IRA. Most distributions may be rolled over to an IRA or SEP-IRA without regard to whether it is a total or a partial distribution, except for certain distributions such as minimum required distributions, annuity payments, installments over a period of ten or more years, and certain payments to non-spouse beneficiaries and alternate payees that are not eligible for rollover treatment.

  IF YOU ARE ELIGIBLE TO RECEIVE A DISTRIBUTION FROM A QUALIFIED PLAN OR A 403(B) PROGRAM, you may wish to have your eligible rollover distribution paid directly to your GT Global SEP-IRA in order to avoid 20% withholding on the distribution (which will be credited against your federal income taxes). If you have a direct rollover of your eligible distribution, no income tax will be withheld and your distribution will not be taxed until you take it out of your SEP-IRA. To facilitate a direct rollover, please complete the attached IRA Direct Rollover Authorization as

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

well as the SEP-IRA Application. If, instead, you have your eligible rollover distribution paid to you, you will receive only 80% of the payment (because of the required 20% withholding), all or part of which may be rolled over into a GT Global SEP-IRA within 60 days of your receipt of the distribution. The amount rolled over will not be taxed until you take it out of your SEP-IRA. NOTE that if you want to avoid being taxed on the amount that was withheld, you will need to find other money to replace the 20% that was withheld and contribute it to your SEP-IRA within the 60-day period.

  This mandatory withholding does not apply to distributions you receive from another IRA. All or part of an eligible distribution from another IRA may be rolled over into a GT Global SEP-IRA by the 60th day after you receive the benefits from your first IRA.

  Whether you do a direct rollover or a rollover of amounts that are initially paid to you, you will not be taxed on (nor can you take a deduction for) the amount you roll over. You will not be taxed on the amount transferred, and you cannot take a tax deduction for that amount. You will be taxed on the portion of the distribution, if any, which is not reinvested within 60 days. The following summarizes some of the other rules applicable to rollover contributions.

  Rollovers between individual retirement programs may occur only once in any 12-month period, BUT THIS LIMIT DOES NOT APPLY TO A TRUSTEE-TO-TRUSTEE TRANSFER DESCRIBED IN SECTION 7 ABOVE.

  If property has been received from a retirement program, it may be sold and the proceeds of the sale rolled over. For example, if you were to receive a distribution consisting of stock, you could sell the stock and contribute the money you received from the sale to your SEP-IRA within the 60-day period from your receipt of the stock. If you did not contribute all of the money you received from the sale, you would be taxed on the portion not rolled over.

  In general, you may roll over all or part of a distribution from your employer's qualified plan or 403(b) program (except the portion, if any, representing your own employee contributions to the plan) to your new SEP-IRA. You may do this even though you are not otherwise allowed to make deductible contributions into an IRA or SEP-IRA.

  Tax-free rollover treatment will also apply, in certain circumstances, where you receive a distribution in a parent-subsidiary or controlled group relationship. Any amounts distributed from an employer's qualified plan will not be eligible for five-year forward averaging if part of the distribution is rolled-over into an IRA.

  If you roll over an amount into an IRA from a qualified plan, you may be allowed at a later date to roll those proceeds back into another qualified plan. In order to do so, however, the proceeds may not have been mixed with regular contributions or funds from other sources.

  Since many of the rules with respect to rollover situations are rather complex, you should check with your own tax adviser as to your ability to effect a rollover in your particular circumstances.

--------------------------------------------
9. EXCESS CONTRIBUTIONS
--------------------------------------------

  Generally, an excess contribution is the amount of any contributions to your SEP-IRA (other than a proper rollover or transfer contribution) for a taxable year that exceeds your IRA contribution limit (including, for a SAR-SEP, your elective deferral limit) for that year. If you make an excess contribution, no income tax deduction will be allowed for the excess contribution, and you may be subject to a 6% excise tax on the amount of the excess contribution.

  The 6% excise tax is imposed with respect to the tax year for which the excess contribution is made and for each later year until the excess amount is eliminated. The amount of this excise tax for any year cannot exceed 6% of the value of the account, determined as of the close of that tax year.

  If you make a contribution to your SEP-IRA for a taxable year which exceeds your SEP-IRA contribution limit, whether deductible or nondeductible, you may be permitted to designate the contribution as a nondeductible IRA contribution by the due date for filing your Federal income tax return, not including extensions. As an alternative, you may withdraw the contribution from your SEP-IRA and the earnings thereon at any time prior to the due date for filing your Federal income tax return (including extensions) for the taxable year for which the contribution was made. If this is done, the return of the contribution will not be includible in your gross income as an IRA distribution, and

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

the contribution will not be subject to the 6% excise tax on excess contributions (assuming the contribution is not deducted on your return). However, the earnings on the contribution will be taxable income in the year for which the contribution was made, and may possibly be subject to the 10% tax on early distributions if you are under age 59 1/2 (see Section 11 below).

  If you make an excess contribution to your SEP-IRA that exceeds your SEP-IRA contribution limit, and you withdraw the excess contribution after the due date for filing your Federal income tax return (including extensions), the returned excess contribution will not be includible in your gross income as an IRA distribution (subject to possible premature distribution penalties) if: (1) your total IRA and SEP-IRA contributions for the year were not more than $4,000 with a Spousal IRA and (2) you did not deduct the excess contribution on your return (or if the deduction you claimed was disallowed by the Internal Revenue Service). However, you must pay the 6% excise tax on the excess contribution for each taxable year that it is still in your SEP-IRA at the end of the following year. Under this procedure, you are not required to withdraw any earnings attributable to the excess contribution.

  You may also eliminate an excess contribution from your SEP-IRA in a subsequent year by not contributing the maximum amount for that year and applying the excess contribution to the subsequent year's contribution. You may be entitled to a deduction for the amount of the excess contribution that is applied in the subsequent year, provided you did not previously deduct the excess contribution (or if the deduction you claimed was disallowed by the Internal Revenue Service). However, if you incorrectly deducted an excess contribution in a closed taxable year (I.E., one for which the period to assess a deficiency has expired), the amount of the excess contribution cannot be deducted again in the subsequent year in which it is applied.

--------------------------------------------
10. DISTRIBUTIONS
--------------------------------------------

  Taxable distributions from your SEP-IRA are taxed as ordinary income regardless of their source. They are not eligible for capital gains treatment or the special five-year averaging rules that apply (for tax years beginning prior to 2000) to lump sum distributions from qualified employer plans.

  As provided in Form 5305-A, you may elect to have your SEP-IRA distributed in: a single sum payment; an annuity contract; or equal annual installments over a specified period not to exceed your life expectancy or the joint life and last survivor expectancy of you and your designated beneficiary. In general, you must begin receiving distributions from your SEP-IRA no later than April 1 following the calendar year in which you reach age 70 1/2. There is a prescribed minimum amount for such distributions and an excise tax may be imposed if the amount distributed to you is less than the required amount. If you die before your SEP-IRA is completely distributed to you, the remaining balance in your SEP-IRA will be distributed to your beneficiary(ies) either in accordance with the method of distribution in effect at your death (if on or after the required beginning date) or as otherwise permitted (if your death occurs prior to the required beginning date).

--------------------------------------------
11. PREMATURE DISTRIBUTIONS
--------------------------------------------

  A penalty tax of 10% is imposed on taxable distributions made to you or your beneficiaries before you attain age 59(1)/(2). No penalty tax will be imposed if the distribution is (i) a return of nondeductible contributions, (ii) made on account of your death or disability, (iii) made in substantially equal payments over life or life expectancy as permitted in accordance with the provisions of
Section 72(t)(2) of the Code and the regulations promulgated thereunder, or (iv) contributed as a "rollover" within 60 days. In addition, the penalty tax does not apply if the distribution is made (i) to pay for medical expenses in excess of 7.5% of your adjusted gross income, (ii) if you are unemployed, to pay for medical insurance premiums after you have received unemployment compensation for a specified period or, for distributions made after 1997, (iii) to pay for certain qualified higher education expenses of you or certain of your family members or (iv) to pay for certain expenses associated with the purchase of a first home by you or certain of your family members. This tax is in addition to any tax that is due because you must include the portion of the premature distribution attributable to deductible contributions and all earnings in your gross income.

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

--------------------------------------------
12. TAXABILITY OF ACCOUNT
--------------------------------------------

  Your SEP-IRA is exempt from tax unless you or your beneficiaries engage in a prohibited transaction under Section 4975 of the Internal Revenue Code. Examples of prohibited transactions include your borrowing from the SEP-IRA or your selling property to or buying property from the SEP-IRA.

  If you engage in a prohibited transaction, your SEP-IRA will lose its tax exempt status as of the first day of the tax year in which the prohibited transaction occurs. Once your SEP-IRA loses its exempt status, you must include the fair market value of its assets in your income for that tax year. You will also be subject to the 10% penalty tax on premature distributions.

  If you use your SEP-IRA or any portion thereof as security for a loan, the portion so used will be treated as distributed to you and will be currently taxable and subject to the 10% tax on premature distributions.

--------------------------------------------
13. FINANCIAL DISCLOSURES
--------------------------------------------

  Contributions to your SEP-IRA will be invested in shares of a GT Global Fund. You may receive earnings on your shares in the form of income dividends or net realized capital gain distributions. Such earnings will be reinvested in additional shares of a GT Global Fund. The growth in value of the SEP-IRA is neither guaranteed nor projected. The gross income received by a GT Global Fund is reduced by the fees paid to the manager of the Fund, Chancellor LGT Asset Management, Inc., and by expenses incurred by the Fund, such as accounting fees, taxes, interest, trustee fees and brokerage charges. Each Fund's prospectus contains more complete information including charges, expenses, the risks of global and emerging market investing and other matters of interest to a prospective investor.

--------------------------------------------
14. MISCELLANEOUS
--------------------------------------------

  You are required to file form 5329 (Return for Individual Retirement Savings Arrangements) for a taxable year in which you are subject to penalty taxes in connection with your SEP-IRA.

  The enclosed agreement has been approved as to form for use in establishing custodial accounts by the Internal Revenue Service. The Internal Revenue Service approval is a determination as to form only and does not represent a determination of the merits of the account.

  The proceeds from the custodial account may be used by you as a rollover contribution to another account or annuity or retirement bond.

--------------------------------------------
15. ADDITIONAL INFORMATION
--------------------------------------------

  Additional information on Individual Retirement Accounts can be obtained from any district office of the Internal Revenue Service (IRS Publication 590).

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

                                     NOTES
----------------------------------------------------------

                                    -------

                         [IRS FORM 5305-A Page 1 of 2]

                              [CAMERA READY COPY]

                         [IRS FORM 5305-A Page 2 of 2]

                              [CAMERA READY COPY]

                                  ARTICLE VIII

  See Exhibit A to Form 5305-A for additional terms applicable to your GT Global SEP-IRA. Exhibit A is incorporated in and made part of your GT Global SEP-IRA by this reference.

                              [CAMERA READY COPY]

                              --------------------
                               GT GLOBAL SEP-IRA

                           EXHIBIT A TO FORM 5305-A,
                                  ARTICLE VIII
----------------------------------------------------------

The following provisions constitute Article VIII of Form 5305-A which is used to establish your GT Global SEP-IRA.

  1. The Custodian is under no duty to compel the Depositor to make any contributions to the Account and shall have no duty to assure that such contributions are appropriate in amount (except to the extent that no annual employee contributions (other than elective deferrals) may exceed $2,000 or such other maximum annual level as may be later authorized by law).

  2. The amount of each contribution by the Depositor or by Depositor's employer shall be applied to the purchase of shares of GT Global Funds (hereinafter "Funds"). The Depositor acknowledges receipt of the appropriate current prospectus(es) of the Fund(s). All dividends and capital gain distributions received on securities held in the Custodial Account (the "Account") shall be reinvested in additional shares of the Funds and credited to the Account. Shares acquired in the Account will be held beneficially for the Depositor in the name of the Custodian or its nominee.

  3. The Custodian shall deliver to the Depositor all shareholder notices and reports, prospectuses, financial statements, proxy material and other material as they are received from the Funds. The Custodian shall vote at all shareholder meetings of the Funds in accordance with written instructions of the Depositor which will be secured by the Custodian. If no written instructions are received from the Depositor, the Depositor's shares shall not be voted except that the Custodian may vote "present" for purposes of determining the presence of a quorum.

  4. The Custodian may resign upon at least 60 days written notice to the Depositor and Depositor's employer, as applicable, and may be removed by the Depositor upon 60 days written notice to the Custodian and Depositor's employer, as applicable. Upon resignation by the Custodian, it shall transfer the assets of the Account in such a manner as the Depositor shall designate, but in the absence of such designation, the Custodian will use its best efforts to transfer the assets of the Account to a successor custodian to be held under an Individual Retirement Account qualifying under Section 408 of the Internal Revenue Code. Upon removal of the Custodian by action of the Depositor, the assets of the Account shall be transferred in accordance with the Depositor's instructions.

  5. If the Depositor does not effectively elect any of the methods of distribution described above by the April 1 following the calendar year in which he or she reaches age 70 1/2, the assets of the Account shall be distributed to the Depositor in equal or substantially equal payments over the Depositor's life expectancy in accordance with the minimum distribution requirements applicable to the Account as described in Article IV of Form 5305-A unless the Depositor effectively elects another method of distribution.

  6. By completing the Beneficiary Designation section of the SEP-IRA Application, the Depositor may designate one or more beneficiaries to receive such benefits in the event of the Depositor's death. Should the Depositor die without an effective designation of beneficiary, the assets of the Account shall be distributed to the Depositor's surviving spouse, or if there is no surviving spouse, to the Depositor's estate in a single payment, unless another method of distribution has been elected by such spouse or estate, as applicable.

  7. In the event the Depositor's contribution to the Account (other than elective deferrals) in any year exceeds $2,000, such excess amount shall be deemed to be a "rollover contribution" permitted under Article I of the Account agreement, unless the Depositor certifies otherwise to the Custodian in a form satisfactory to it.

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

                                     NOTES
----------------------------------------------------------

                                    -------

                        [IRS FORM 5305-SEP Page 1 of 2]

                              [CAMERA READY COPY]

                        [IRS FORM 5305-SEP Page 2 of 2]

                              [CAMERA READY COPY]

logo       GT Global Funds
 P.O. Box 7345, San Francisco, CA 94120-7345                                       SEP-IRA APPLICATION
 800/223-2138

 ACCOUNT REGISTRATION  / / SEP-IRA     / / SAR SEP-IRA (established by your employer before 1997)
 TYPE OF ACCOUNT:     / / CONTRIBUTORY     / / ROLLOVER     / / TRANSFER

                                                              Employer Name
                                                              ---------------------------------------------------
 Name                                                         Address
------------------------------------------------------------  -----------------------------------------------------------
 Address                                                      STREET
 ----------------------------------------------------------   -----------------------------------------------------------
       STREET                                                 CITY                                STATE      ZIP CODE
   --------------------------------------------------------   Tel. No. (      )                   Fax No. (      )
   CITY                                STATE      ZIP CODE           -----------------------------
 Tel. No. (      )                   Fax No. (      )          -------------------------------
------------------- -------------------

 Social Security Number / / or Taxpayer I.D. Number / / (Check Applicable Box)
 Date of Birth -----------------------------------------------------
 FUND SELECTION & INITIAL CONTRIBUTION
 Each GT Global Mutual Fund issues multiple classes of shares. Please read the prospectus of the applicable class of such
 Funds carefully before you invest. Please check applicable box:

 / /Enclosed is a check for $_________ made payable to GT Global Investor
    Services, Inc. (as agent for the Custodian) to be invested in the Fund(s) hereby specified.

 / /This is a transfer from another IRA to be invested in the Fund(s) hereby specified. (Please indicate only the PERCENTAGE of the transfer you wish allocated to each Fund. Please complete the separate IRA Transfer Authorization Form.)

 / /The above-referenced employer will make contributions to my SEP-IRA to be invested in the Fund(s) hereby specified. (Please indicate only the PERCENTAGE of each contribution that you wish allocated to each Fund.)

 TO PURCHASE THE FUNDS LISTED BELOW PLEASE SELECT EITHER: / / CLASS A
 SHARES / / CLASS B SHARES (CLASS B SHARES ARE NOT AVAILABLE FOR THE DOLLAR
 FUND) / / CLASS C SHARES (NEW DIMENSION FUND ONLY) OR / / ADVISOR CLASS SHARES. If a class share box is not checked, your investment will be made in Class A Shares.

                                INITIAL CONTRIBUTION                                            INITIAL CONTRIBUTION
  07 / / GT GLOBAL    $                OR                 %     25 / / GT GLOBAL NEW  $                OR                 %
  WORLDWIDE GROWTH    -----------------   ---------------       DIMENSION FUND        -----------------   ---------------
  FUND
  05 / / GT GLOBAL    $                OR                 %     26 / / GT GLOBAL      $                OR                 %
  INTERNATIONAL       -----------------   ---------------       DEVELOPING MARKETS    -----------------   ---------------
  GROWTH FUND                                                   FUND
  16 / / GT GLOBAL    $                OR                 %     03 / / GT GLOBAL      $                OR                 %
  EMERGING MARKETS    -----------------   ---------------       EUROPE GROWTH FUND    -----------------   ---------------
  FUND
  22 / / GT GLOBAL    $                OR                 %     13 / / GT GLOBAL      $                OR                 %
         CONSUMER     -----------------   ---------------       LATIN AMERICA GROWTH  -----------------   ---------------
         PRODUCTS                                               FUND
         AND  SER-
         VICES FUND
           17 / / GT  $                OR                 %     24 / / GT GLOBAL      $                OR                 %
         GLOBAL       -----------------   ---------------       AMERICA SMALL CAP     -----------------   ---------------
         FINANCIAL                                              GROWTH FUND
         SERVICES
         FUND
           11 / / GT  $                OR                 %     06 / / GT GLOBAL      $                OR                 %
         GLOBAL       -----------------   ---------------       AMERICA MID CAP       -----------------   ---------------
         HEALTH CARE                                            GROWTH FUND
         FUND
           19 / / GT  $                OR                 %     23 / / GT GLOBAL      $                OR                 %
         GLOBAL       -----------------   ---------------       AMERICA VALUE FUND    -----------------   ---------------
      INFRASTRUCTURE
         FUND
           21 / / GT  $                OR                 %     04 / / GT GLOBAL      $                OR                 %
         GLOBAL       -----------------   ---------------       JAPAN GROWTH FUND     -----------------   ---------------
         NATURAL
         RESOURCES
         FUND
           15 / / GT  $                OR                 %     10 / / GT GLOBAL      $                OR                 %
         GLOBAL       -----------------   ---------------       GROWTH & INCOME FUND  -----------------   ---------------
  TELECOMMUNICATIONS
         FUND
           02 / / GT  $                OR                 %     08 / / GT GLOBAL      $                OR                 %
         GLOBAL NEW   -----------------   ---------------       STRATEGIC INCOME      -----------------   ---------------
         PACIFIC                                                FUND
         GROWTH FUND
           01 / / GT  $                OR                 %     09 / / GT GLOBAL      $                OR                 %
         GLOBAL       -----------------   ---------------       GOVERNMENT INCOME     -----------------   ---------------
         DOLLAR FUND                                            FUND
           18 / / GT  $                OR                 %     TOTAL INITIAL                            $
         GLOBAL HIGH  -----------------   ---------------       CONTRIBUTION:              -----------------------------
         INCOME FUND
                                                                CONTRIBUTION YEAR:         -----------------------------

 NOTE: Minimum Initial Contribution -- $100 per Fund
       Maximum Annual Individual Contribution (except for rollovers and transfers) -- $2,000
       Maximum Annual SEP-IRA Contribution -- See Disclosure Statement

 TELEPHONE EXCHANGE
 I, either directly or through the Authorized Agent, if any, named below, hereby authorize the Transfer Agent of the GT Global
 Fund, to honor any telephone, telex or telegraphic instructions believed to be authentic for exchange between any of the Funds distributed by GT Global, Inc. ("GT Global"). I understand and agree that the account will be subject to the telephone exchange privilege described in the applicable GT Global Fund's current prospectus and agree that GT Global, GT Global Funds and the Funds' Transfer Agent, their officers and employees, will not be responsible for the authenticity of any telephone, telex, or telegraphic instructions nor be liable for any loss arising out of any such telephone, telex or telegraphic instructions effected including any such loss due to negligence on the part of such entities.
 FOR USE BY AUTHORIZED AGENT (BROKER/DEALER OR ADVISOR) ONLY
 We hereby submit this SEP-IRA Application for the purchase of shares including shares purchased under a Right of Accumulation or Letter of Intent in accordance with the terms of our Selling Agreement with GT Global and with the Prospectus(es) for the
 GT Global Fund(s). We agree to notify GT Global of any purchases properly made under a Letter of Intent or Right of
 Accumulation.
Broker/Dealer or Advisor Name   --------------------------------------------------
Main Office Address  --------------------------------------------------
Branch Number   ---------------  Representative's Number   ---------------  Representative's Name   ---------------

 Branch Address
 -----------------------------------------------------------  Telephone Number----------------------------------------
 For Class A, B and C Shares only:

 Broker/Dealer's Authorized Signature X -----------           Title------------------------

 For Advisor Class Shares only:
 We hereby submit this SEP-IRA Application for the purchase of Advisor Class Shares in accordance with the terms of our
 Advisor Class Agreement with GT Global, Inc. and with the Prospectus and Statement of Additional Information of each Fund purchased.

 Advisor's Authorized Signature  X -------------------------  Title------------------------

DESIGNATION OF BENEFICIARY(IES)
If you require more room to name additional beneficiaries, please provide the necessary information on a separate sheet, and indicate next to each name whether beneficiary is primary or contingent.
PRIMARY BENEFICIARY(IES)
I hereby designate the following person(s) to receive any interest remaining in my SEP-IRA upon my death:

1.   Name ---------------------------------------       Address ---------------------------------------------------------------
     Relationship ------------ Date of Birth --------   Social Security Number ------------------------    Share of Account     %
                                                                                                                           ------
2.   Name ---------------------------------------       Address ---------------------------------------------------------------
     Relationship ------------------- DOB --------      Social Security Number ------------------------    Share of Account     %
                                                                                                                           ------
CONTINGENT BENEFICIARY(IES)
I hereby designate the following person(s) to receive any interest remaining in my SEP-IRA upon my death:
1.   Name ---------------------------------------       Address ---------------------------------------------------------------
     Relationship ------------------- DOB --------      Social Security Number ------------------------    Share of Account     %
                                                                                                                           ------
2.   Name ---------------------------------------       Address ---------------------------------------------------------------
     Relationship ------------------- DOB --------      Social Security Number ------------------------    Share of Account     %
                                                                                                                           ------

 Unless otherwise indicated above, the benefit payable hereunder shall be paid in equal shares to the Primary Beneficiaries who survive the Participant. If no Primary Beneficiary(ies) survives the Participant, the payment shall be made in equal shares (or as otherwise indicated above) to the Contingent Beneficiary(ies) who survive the Participant. The Participant reserves the right to change the above beneficiary by filing a new Beneficiary Designations Form with the Custodian. Should no named beneficiary survive the date of distribution, the account shall be distributed to my surviving spouse, or if there is no surviving spouse, in a single payment to my estate. ONLY THE MOST RECENT EXECUTED DESIGNATION OF BENEFICIARY(IES) ON FILE WITH GT GLOBAL INVESTOR SERVICES, INC. (AS AGENT FOR THE CUSTODIAN) WILL BE HONORED.
 CONSENT OF SPOUSE

 I consent to the above Beneficiary Designation.
 Signature of Spouse: _________________________________  Date: ________________
 (Note: May be required in community property states if any person other than or in addition to Participant's Spouse is designated as Beneficiary.)

REDUCED SALES CHARGES

 RIGHT OF ACCUMULATION -- Class A Shares only

 / / I certify that I qualify for the Right of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information of the Fund(s) purchased.

 / / I own shares of more than one GT Global Mutual Fund. Below is a schedule showing the numbers of each of my Shareholder Accounts.

 / / The registration of some of my shares differs from that shown on this SEP-IRA Application. Below is a schedule showing the account number(s) and full registration in each case.

STATEMENT OF INTENTION -- Class A Shares only

I agree to the Statement of Intention set forth in the Prospectus(es) for the Fund(s) in which I am investing. Although I am not obligated to do so, it is my intention to invest over a thirteen-month period in Class A Shares of the GT Global Mutual Funds, in an aggregate amount at least equal to:

/ / $50,000           / / $100,000           / / $250,000          / / $500,000

  LIST OF OTHER GT GLOBAL MUTUAL FUND ACCOUNTS:

  ______________________________________         _______________________________
  ______________________________________         _______________________________
  ______________________________________         _______________________________
 Account Numbers                                           Account Registrations

 AGREEMENT AND SIGNATURE

 I acknowledge receipt of the Disclosure Statement and IRA Agreement (IRS Form 5305-A) for the GT Global SEP-IRA. I acknowledge receipt of the current Prospectus(es) of the Fund(s) in which I have directed GT Global Investor Services, Inc. (as agent for the Custodian) to invest my contribution(s). I agree to the terms and provisions set forth in this SEP-IRA Application including those contained in the Telephone Exchange section, the Disclosure Statement, the Individual Retirement Custodial Account Agreement (IRS Form 5305-A) and the Prospectus(es). AS REQUIRED BY THE INTERNAL REVENUE SERVICE, I CERTIFY, UNDER PENALTIES OF PERJURY, THAT THE TAXPAYER IDENTIFICATION NUMBER GIVEN ON THE FACE OF THIS SEP-IRA APPLICATION IS CORRECT AND THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING IN MY IRA(S). THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

 Signature X_______________________________ Date ______________________________
           Individual

 FOR GT GLOBAL USE ONLY

 ACCEPTED:

 X_____________________________________________________ _______________________
 Signature of Custodian or its Agent                        Date

[LOGO]
   GT Global Funds                                                                                    IRA TRANSFER
 P.O. Box 7345, San Francisco, CA 94120-7345                                                         AUTHORIZATION
 800/223-2138

 Please complete a separate Transfer Authorization for each Account to be transferred.

 TO EXISTING CUSTODIAN:
 Name of Existing Custodian_____________________ Telephone_(________)__________
 Address________________________ ______________________ ___________ ___________
       Street                                    City     State     Zip Code
 Individual Policy or Account:______________________ in the name of ___________
                           Account Name    Account Number         Your Name
 Please liquidate/transfer in kind* $________________ or ________________% of my IRA identified above and transfer those funds by a check, made payable to:
 GT Global Investor Services, Inc., for
 _______________________________, IRA Account #________________________________
   Investor's Name                                           Existing GT Global
                                                                        Account
                                                          Number, if applicable

 AGE 70 1/2 RESTRICTIONS

 (Please complete this section if you will be age 70 1/2 or older in the transfer year.)
 The following transfer restrictions apply to this transaction:

1.   Required Minimum Distribution. I authorize the Custodian or Trustee named above (select one):
     / / to distribute my required minimum distribution to me prior to transferring my IRA assets.
     / / to segregate and retain minimum distribution amount. Distribute on --------------------------, 19 -----.
2.   Required Elections. (Complete only if you have reached your required beginning date, I.E., April 1 following the year in which you attain age 70 1/2.)
     a.      My oldest primary beneficiary with respect to the transferring IRA is:

             Name ------------------ Birthdate ---------- Relationship ------------------
     b.      My life expectancy / / was / / was not being recalculated.
     c.      The life expectancy of my spouse beneficiary / / was / / was not being recalculated / / Not Applicable. I am aware that the elections indicated above became irrevocable as of my required beginning date and will apply to the SEP-IRA with the new Custodian indicated below.

 THIS FORM, ALONG WITH ALL CHECK(S) SHOULD BE MAILED TO: GT GLOBAL INVESTOR SERVICES, INC. (AS AGENT FOR THE CUSTODIAN), P.O. BOX 7345, SAN FRANCISCO, CA 94120-7345.

X
----------------------------------------   ----------------------------------------   ----------------------------------------
Investor's Signature                       Date                                                 Signature Guarantee
                                                                                         (if required by current Custodian)

 * If this IRA currently holds shares of a GT Global Fund, you may request a direct transfer of shares.

 FOR GT GLOBAL USE ONLY

 GT Global Investor Services, Inc. (as agent for the GT Global IRA Custodian) agrees to accept the transfer described above and upon written receipt will apply the proceeds to investments as designated by the Investor. X_______________________________ _____________________________________________
 Signature of Custodian or its
 Agent                                                                     Date

logo      GT Global Funds
 P.O. Box 7345, San Francisco, CA 94120-7345                         IRA DIRECT ROLLOVER AUTHORIZATION
 800/223-2138

 TO CURRENT PLAN ADMINISTRATOR OR 403(B) CUSTODIAN:
 Name of Current Plan Administrator or 403(b) Custodian:_____________ Telephone _(________)___________________________________________________________________
 Address:_______________________ ______________________ ___________ ___________
       Street                                    City     State     Zip Code
 Plan Account:_________________________________________________________________
             Plan Account Name       Plan Account Number           Name of Plan
                                                                    Participant

 Please pay my entire eligible rollover distribution from the plan identified above directly to my GT Global SEP-IRA Custodian, for __________________________, IRA Account #_____________________________________
 Participant Name                                            (GT Global Account
                                                                   #, if known)
 I. ROLLOVER/DIRECT ROLLOVER FROM AN EMPLOYER PLAN

A.   I certify that my employer's qualified plan, qualified annuity, or 403(b) plan has made or will make an Eligible
     Rollover Distribution which is being paid in a Direct Rollover to the Custodian of my SEP-IRA.
B.   This Direct Rollover is not part of a series of payments over my life or life expectancy(ies ) or over a period of
     10 years or more.
C.   This Direct Rollover does not include any "after tax" employee contributions made by me to the employer's plan.
D.   This Direct Rollover does not include any required minimum distributions with respect to the employer's plan.
E.   I certify that I am eligible to establish an IRA with this Direct Rollover of an Eligible Rollover Distribution, and that I am:
     / / 1.  the plan participant;
     / / 2.  the surviving spouse of the deceased plan participant; or
     / / 3.  the spouse or former spouse of the plan participant under a Qualified Domestic Relations Order.

 II. ADDITIONAL INFORMATION FOR ROLLOVERS BEGINNING AT AGE 70 1/2

 (Complete the following only if the direct rollover is being made after the Participant's required beginning date, the April 1st following the calendar year during which the Participant attained age 70 1/2):

1.   My oldest primary beneficiary under the distribution plan is: --------------------------
     Birthdate --------------------- Relationship ---------------------
2.   My life expectancy / / was / / was not being recalculated. The life expectancy of my spouse beneficiary / / was / /
     was not being recalculated.

 III. COMMINGLING AUTHORIZATION

 (Check if applicable):

 / / I authorize the Custodian to commingle this direct rollover with my regular IRA contributions. I understand that commingling regular IRA contributions with direct rollover contributions from employer plans may preclude me from rolling over funds in my rollover IRA into another qualified plan or 403(b) plan. With such knowledge, I authorize and direct the Custodian to place regular IRA contributions in my rollover IRA or vice versa.

 Please make this direct payment either in the form of a check made payable, or by wire, to GT Global Investor Services, Inc., for the benefit of my SEP-IRA. All checks should be mailed to GT Global Investor Services, Inc., (as agent for the Custodian), P.O. Box 7345, San Francisco, CA 94120-7345.
 SIGNATURE OF PARTICIPANT

 I hereby irrevocably elect, pursuant to IRS Regulation 1.402(a)(5)-1T, to treat this contribution as a rollover contribution. I understand that this will not be a valid IRA rollover unless PART I and PART II (and, if applicable, PART III) are correct statements. I acknowledge that, due to the complexities involved in the tax treatment of eligible rollover distributions from qualified plans, qualified annuities, or 403(b) plans and direct rollovers to IRAs, the Custodian has recommended that I consult with my tax adviser or the Internal Revenue Service before completing this transaction to make certain that this transaction qualifies as a rollover and is appropriate in my individual circumstances. I hereby release the Custodian from any claim for damages on account of the failure of this transaction to qualify as a valid rollover.

X
--------------------------------------------------  --------------------  --------------------------------------------------
Participant's Signature                             Date                  Signature Guarantee (if required by current plan)

 FOR GT GLOBAL USE ONLY

 GT Global Investor Services, Inc. (as agent for the GT Global SEP-IRA Custodian) agrees to accept the direct rollover described above and upon receipt of such rollover funds will apply those funds to investments as designated by the Participant.
 X_______________________________ _____________________________________________
 Signature of Custodian or its
 Agent                                                                     Date

                                               IRA DIRECT ROLLOVER INSTRUCTIONS

  Since the eligible rollover distributions(1) that you take from an employer-sponsored qualified plan(2) are subject to 20% federal income tax withholding unless you roll over these assets directly to an IRA or other eligible retirement plan, you may wish to arrange for a direct rollover to a GT Global SEP-IRA.

TO FACILITATE A DIRECT ROLLOVER TO A GT GLOBAL SEP-IRA, PLEASE FOLLOW THESE
STEPS:

1. Complete the front portion of this form;

2. Complete the GT Global SEP-IRA Application; and

3. Return them to GT Global Investor Services, Inc. at P.O. Box 7345, San Francisco, CA 94120-7345.

  GT Global Investor Services, Inc. will establish a SEP-IRA in your name, and provide you and your current plan administrator or 403(b) custodian with your GT Global SEP-IRA account number. Your current plan administrator or 403(b) custodian can then send the assets directly to your GT Global SEP-IRA (by check or wire), or give you a check made payable to your GT Global SEP-IRA.

(1) An "eligible rollover distribution" subject to 20% withholding is generally any partial or total distribution, except: (a) substantially equal periodic payments made for life or joint lives (or life expectancy or joint life expectancies) or for a specified period of 10 years or more; (b) required minimum distributions; (c) non-taxable distributions (e.g., after-tax contributions); and (d) certain DE MINIMIS distributions, corrective distributions, loans and other distributions specified in the Internal Revenue Code and applicable regulations. You should verify with the distributing employer and your tax adviser whether a distribution is an "eligible rollover distribution."

(2) "Qualified" plans include 401(k), 403(b) and other pension and profit-sharing plans. Section 457 deferred compensation plans for government and tax-exempt entity employees are not "qualified." An IRA is not considered a "qualified" plan, even if the assets held in the IRA originated from a qualified plan. You may use the IRA Transfer Authorization to transfer your IRA assets to a GT Global IRA. If you receive a distribution from another IRA, you may be eligible to roll it over to a GT Global SEP-IRA.

logo       GT Global Funds                                                    SUPPLEMENTAL APPLICATION
 P.O. Box 7345, San Francisco, CA 94120-7345                             FOR AUTOMATIC INVESTMENT PLAN
 800/223-2138

ACCOUNT REGISTRATION
PLEASE NOTE: Automatic Investment Plan may ONLY be used for current year IRA contributions.
Please supply the following information exactly as it appears on the Fund's records.
------------------------------------------------------------  ------------------------------------------------------------
Name                                                          Account Number

------------------------------------------------------------  ------------------------------------------------------------
Address                                                       Telephone Number

------------------------------------------------------------  ------------------------------------------------------------
City        State        Zip Code                             Social Security Number
                                                              ------------------------------------
AUTOMATIC INVESTMENT PLAN                                     Date of Birth
I hereby authorize the Transfer Agent of the GT Global Funds to debit my personal checking account on the designated dates in order to purchase shares in the Fund(s) indicated at the applicable public offering price determined on that day.
Please indicate if your purchase is for / / Class A Shares, / / Class B Shares or / / Class C Shares (New Dimension Fund
only).
Fund: -------------------------  $ ----------  or ---%    Fund: -------------------------  $ ----------  or   -----%
Fund: -------------------------  $ ----------  or ---%    Fund: -------------------------  $ ----------  or   -----%
Fund: -------------------------  $ ----------  or ---%    Fund: -------------------------  $ ----------  or   -----%
   / / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select: -------------
                                                                                                                   (MONTH)
(The request for participation in the Plan must be received by the 1st day of the month in which you wish investments to begin.)
Amount of each debit (minimum $100)  $ -----------------------------
NOTE: A Bank Authorization Form (below) and a voided personal check must accompany the Automatic Investment Plan
Application.

BANK AUTHORIZATION

--------------------  ------------------------------------                                    ------------
Bank Name             Bank Address                                                            Bank Account Number

AGREEMENT AND SIGNATURES

IF YOU HAVE SELECTED A SPECIAL INVESTMENT OPTION, PLEASE COMPLETE THE SECTION BELOW.
The investor(s) certifies(y) and agree(s) that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Funds receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

-------------------------------------------------
Date
X                                                  X
-------------------------------------------------  ------------------------------------------------------
Signature                                          Signature

-------------------------------------------------  ------------------------------------------------------------
Signature Guarantee* (if applicable)               Signature Guarantee* (if applicable)
X                                                  X
-------------------------------------------------  ------------------------------------------------------
Signature                                          Signature

-------------------------------------------------  ------------------------------------------------------------
Signature Guarantee* (if applicable)               Signature Guarantee* (if applicable)
*Acceptable signature guarantors: (1) a commercial bank; (2) a U.S. trust company; (3) a member firm of a U.S.
 stock exchange; (4) a foreign branch of any of the foregoing; or (5) any other eligible guarantor institution.
 A notary public is NOT an acceptable guarantor. An investor with questions concerning the GT Global Funds signature guarantee requirement should contact the Transfer Agent.

[LOGO]
   GT Global Funds
 Fifty California Street                                                                                    SUPPLEMENTAL APPLICATION
 27th Floor                                                                                            PORTFOLIO REBALANCING PROGRAM
 San Francisco, CA 94111-4624

 ACCOUNT REGISTRATION EXISTING
 SHAREHOLDER ACCOUNT NUMBER

 NOTE: Trust registrations should specify name of trustee(s), beneficiary(ies) and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors accounts should be in the same name of one custodian and one minor and include the state under which the custodianship is created.


 --------------------------------------
 Owner                                    Social Security Number / / or Taxpayer Identification Number ("TIN") / /
--------------------------------------    (Check applicable box)
 Co-owner 1                               If more than one owner, social security number or TIN should be provided for first
--------------------------------------    owner listed. If a purchase is made under Uniform Gift/Transfer to Minors Act, social
 Co-owner 2                               security number of the minor must be provided.
 --------------------------------------   Resident of / / U.S. / / Other (specify)------------------------------
 Street Address                           Failure to provide TIN will result in 31% withholding on redemptions and exchanges.

                                                                               (       )                      (       )
 ------------------------------------------------------------------------------------------------------------------------------
 City, State, Zip Code                                                            Home Telephone             Business Telephone

 FUND SELECTION $500 MINIMUM INITIAL INVESTMENT REQUIRED FOR EACH FUND SELECTED
                FOR CLASS A AND CLASS B SHARES.
                  CHECKS SHOULD BE MADE PAYABLE TO "GT GLOBAL INVESTOR
                SERVICES, INC."

 TO PURCHASE THE FUNDS LISTED BELOW PLEASE SELECT EITHER   / / Class A
 Shares   / / Class B Shares or   / / Advisor Class Shares

 If a class share box is not checked, your investment will be made in Class A shares. Minimum 2 funds; Maximum 10 funds; Minimum 5% allocation per Fund.

07 / / GT GLOBAL WORLDWIDE GROWTH FUND                 ----------      03 / / GT GLOBAL EUROPE GROWTH FUND           ----------
05 / / GT GLOBAL INTERNATIONAL GROWTH FUND             ----------      13 / / GT GLOBAL LATIN AMERICA GROWTH FUND    ----------
16 / / GT GLOBAL EMERGING MARKETS FUND                 ----------      24 / / GT GLOBAL AMERICA SMALL CAP GROWTH     ----------
                                                                       FUND
26 / / GT GLOBAL DEVELOPING MARKETS FUND               ----------      06 / / GT GLOBAL AMERICA MID CAP GROWTH FUND  ----------
25 / / GT GLOBAL NEW DIMENSION FUND                    ----------      23 / / GT GLOBAL AMERICA VALUE FUND           ----------
11 / / GT GLOBAL HEALTH CARE FUND                      ----------      04 / / GT GLOBAL JAPAN GROWTH FUND            ----------
15 / / GT GLOBAL TELECOMMUNICATIONS FUND               ----------      10 / / GT GLOBAL GROWTH & INCOME FUND         ----------
19 / / GT GLOBAL INFRASTRUCTURE FUND                   ----------      09 / / GT GLOBAL GOVERNMENT INCOME FUND       ----------
17 / / GT GLOBAL FINANCIAL SERVICES FUND               ----------      08 / / GT GLOBAL STRATEGIC INCOME FUND        ----------
21 / / GT GLOBAL NATURAL RESOURCES FUND                ----------      18 / / GT GLOBAL HIGH INCOME FUND             ----------
22 / / GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND   ----------      01 / / GT GLOBAL DOLLAR FUND                  ----------
02 / / GT GLOBAL NEW PACIFIC GROWTH FUND               ----------      Total percentage must equal 100%.

Rebalance frequency -- check one:   / / Monthly   / / Quarterly   / / Semi annually   / / Annually

 CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS

 All capital gains distributions and dividends will be reinvested in additional shares of the same class unless appropriate boxes below are checked:

 / / Pay capital gain distributions only in cash   / / Pay dividends only in
 cash   / / Pay capital gain distributions and dividends in cash.
 Investment will be split according to allocation.

AGREEMENTS & SIGNATURES
The investor(s) certifies(y) and agree(s) that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Funds receives written notice of any change or revocation. ANY CHANGE
IN THESE INSTRUCTIONS MUST BE SIGNED IN WRITING.

------------------------------------------------------------
Date
X                                                             X
-----------------------------------------------               -----------------------------------------------
Signature                                                     Signature
X                                                             X
-----------------------------------------------               -----------------------------------------------
Signature                                                     Signature

                              --------------------
                               GT GLOBAL SEP-IRA

                                     NOTES

--------------------------------------------------------------------------------

                                    -------

                              --------------------
                               GT GLOBAL SEP-IRA

                                     NOTES

--------------------------------------------------------------------------------

January 1998                                                        SEPQA712005M

                                    -------
                                     DS-28